PROJECT PROFILE
The Chamberlain Richfield, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $62.5 million development of The Chamberlain in Richfield, Minnesota. The building will offer 316 units of mixed-income housing in six buildings, three of which will be rehabilitated. The complex will feature a fitness studio, outdoor pool, storage space, underground and outdoor parking, and a playground. Richfield is located 9 miles from the urban center of Minneapolis.

HIT ROLE	The HIT has purchased $48.3 million of Ginnie Mae construction loan certificates and a permanent loan certificate backed by a HUD/FHA- insured Section 221(d)(4) first mortgage loan from Dougherty Mortgage, LLC to finance this project.

SOCIAL IMPACT	The Chamberlain will provide the first new apartments on Richfield’s East Side since 1971, increasing the supply of both affordable and market rate housing in the community, which has experienced a housing shortage in recent years. 64 of the housing units will be affordable and reserved for low-income families making 50% or less of the area’s median income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $48.3 million	Total Development Cost $62.5 million	316 Units of housing, with 20% affordable units	420,600 Hours of Union Construction Work Generated	$11.3 million Tax revenue generated	$103.7 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | The Chamberlain Richfield, MN

“The Chamberlain project will provide additional housing options for residents that fall into a variety of income levels.”

— John Stark, Community Development Director, City of Richfield

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 30 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com